OPPENHEIMER INSURED MUNICIPAL FUND
                      Supplement dated April 8, 1999 to the
          Statement of Additional Information dated January 29, 1999

The Statement of Additional Information is changed as follows:

The first paragraph in the section entitled "Private Activity Municipal Series" on page four is deleted and replaced by the following:

   The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, and qualified student loan bonds.

April 8, 1999                                                         PX0865.007